UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 25, 2024 (June 17, 2024)

RBB BANCORP
(Exact name of Registrant as Specified in Its Charter)

California	001-38149	27-2776416
(State or Other Jurisdiction	(Commission	(IRS Employer
of Incorporation)	File Number)	Identification No.)

1055 Wilshire Blvd., 12th floor,
Los Angeles, California		90017
(Address of Principal Executive Offices)		(Zip Code)

s Telephone Number, Including Area Code: (213) 627-9888

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Securities registered pursuant to Section 12 (b) of the Act:

Title of each class	Trading Symbol(s)	Name of exchange on which registered
Common Stock, No Par Value	RBB	NASDAQ Global Select Market

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On June 25, 2024, RBB Bancorp (the “Company”) announced the appointment of Ms. Diana Hanson as Senior Vice President and Chief Accounting Officer of the Company and the Company’s subsidiary, Royal Business Bank (the “Bank”), with such appointment effective June 17, 2024. Ms. Hanson, age 55, has more than 30 years of experience in the financial services industry, predominantly in Nevada and Southern California, with controller, accounting and Chief Accounting Officer roles at Pacific Western Bank, First Choice Bancorp and First Choice Bank, and Banc of California.

Employment Arrangement

Effective June 17, 2024, the Company and the Bank entered into an employment arrangement with Ms. Hanson, the material terms of which are summarized herein. Ms. Hanson’s employment is at-will, does not contain a term arrangement and can be terminated at any time by either the Company or Ms. Hanson without payment of severance. She will receive a minimum base salary of $275,000 per year, eligibility for a restricted stock grant with a 4-year vesting, performance-based bonus, expense reimbursement, medical insurance coverage and certain incentives. Ms. Hanson’s employment arrangement contains certain restrictive covenants, including restrictive covenants related to the use of the Company’s or the Bank’s confidential information and misappropriating the Company’s or the Bank’s proprietary information. In the event of termination of Ms. Hanson’s employment for any reason, Ms. Hanson will be subject to a limited non-solicitation provision related to the non-solicitation of any officer or employee of the Company or the Bank. The foregoing is intended only as a summary and is qualified in its entirety by the terms of Ms. Hanson’s employment arrangement.

Item 8.01 Other Events.

On June 25, 2024, the Company issued a press release related to the appointment of Ms. Diana Hanson as Senior Vice President and Chief Accounting Officer of the Company and the Bank effective June 17, 2024.  A copy of this press release is attached hereto as Exhibit 99.1.

Item 9.01 Financial Statements and Exhibits.

(d)	Exhibits.

99.1	Press Release

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

RBB BANCORP (Registrant)

Date: June 25, 2024	By:	/s/ Lynn M. Hopkins
Lynn M. Hopkins
EVP and Chief Financial Officer

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